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                       SUPPLEMENT DATED DECEMBER 15, 2003
                                       TO
                   MONY AMERICA VARIABLE ACCOUNT L PROSPECTUS
                                DATED MAY 1, 2003

                                       FOR
            FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY

                                    ISSUED BY
                     MONY LIFE INSURANCE COMPANY OF AMERICA

Effective December 15, 2003, this Supplement updates certain information contained in your Prospectus. Please read it and keep it with your Prospectus for future reference.

1. The second and third sentences of the first paragraph on the second cover page is replaced with:

     If you choose one of the fixed options, we will invest your premium payments in the option selected where your payments will grow at an effective annual rate of at least 4.0%. We take the investment risk of premium payments allocated to the Guaranteed Interest Account and the Fixed Separate Account.

2. Page 2 - In the section entitled "Variety of Investment Options", the first bullet is replaced with:

     . After we deem the Right to Return Policy Period to have ended, you may allocate Net Premiums (your premium less the deductions we take) among the Subaccounts, the Guaranteed Interest Account, and the Fixed Separate Account.

3. Page 2 - In the section entitled "Variety of Investment Options", the following bulleted sentence is added after the third bullet:

     . The Fixed Separate Account is a pool of assets held in a separate account. We will credit interest at an effective annual rate of at least 4.0% on amounts invested in the Fixed Separate Account. The interest credited does not reflect the investment performance of the underlying assets.

4. Page 2 - In the section entitled "Variety of Investment Options", the second sentence of the fourth bullet is replaced with:

     You may transfer Account Value among any of the Subaccounts or between the Subaccounts, the Guaranteed Interest Account, or the Fixed Separate Account while continuing to defer current income taxes.

5. Page 3 - In the section entitled "Partial Surrender Limitations", the second sentence is replaced with:

     Partial surrenders may reduce the Death Benefit and the Specified Amount under your Policy, and will reduce your Account Value in the Subaccounts, Guaranteed Interest Account, and the Fixed Separate Account.

6. Page 3 - In the section entitled "Effects of Policy Loans", the first bullet is replaced with:

     . A Policy loan, whether or not repaid, will affect your Policy's value over time because we transfer the amount of the loan from the Subaccount and/or the Guaranteed Interest Account and the Fixed Separate Account to the Loan Account and hold it as collateral. We then credit a fixed interest rate to the loan collateral. As a result, the loan collateral does not participate in the investment results of the Subaccounts and does not participate in the interest credited to the Guaranteed Interest Account and the Fixed Separate Account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the performance of the Subaccounts and the extent, if any, of the difference in the interest rates credited to the

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          Guaranteed Interest Account, the Fixed Separate Account, and the Loan
          Account, the effect could be favorable or unfavorable.

7.   Page 4 - The second paragraph is replaced with:

     The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals, transferring Account Value among the Subaccounts and the Guaranteed Interest Account and/or the Fixed Separate Account, or taking a loan.

8. Page 16 - The following sentence is added to the last sentence of the last paragraph of the section entitled "Guaranteed Interest Account."

     The interest credited to this account does not reflect the investment performance of the underlying assets.

9.   Page 16 - Insert a new section before the section entitled "The Policy".

     The Fixed Separate Account

     Due to certain exemptive and exclusionary provisions of the federal securities laws, we have not registered interests in the Fixed Separate Account or our General Account under the Securities Act of 1933 or under the 1940 Act. Accordingly, neither the Fixed Separate Account nor any interest therein is generally subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this Prospectus relating to the Fixed Separate Account. Disclosures regarding the Fixed Separate Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in the Prospectus. For more details regarding the Fixed Separate Account, please see your Policy.

     You may allocate all or a portion of your Net Premiums and transfer Account Value to our Fixed Separate Account. The Fixed Separate Account is a separate account established under the laws of Arizona under which income, gains, and losses from assets allocated to that account are credited against the account without regard to other income, gains, or losses of the Company. This account is legally segregated from the Company's General Account and its assets are insulated from liabilities arising out of any other business which the Company may conduct.

     We may credit your Account Value in the Fixed Separate Account with an interest rate based on our guaranteed minimum interest rate, the London InterBank Offered Rate (the "LIBOR" rate), or a portfolio rate. We discuss these rates below.

     At the time of Policy issue, you may choose a strategy for crediting interest to your Account Value held in the Fixed Separate Account. You may choose either the LIBOR crediting rate strategy or the portfolio crediting rate strategy. You may choose an interest crediting strategy only once during the life of the Policy, and once you choose, you cannot change to another strategy. However, at a minimum, we will credit Account Value in the Fixed Separate Account with a guaranteed minimum interest rate of .010746%, compounded daily, for a minimum effective annual rate of 4%, and such interest will be non-forfeitable once we credit it to you. In other words, regardless of whether you choose the LIBOR crediting rate strategy or the portfolio crediting rate strategy, we guarantee that you will earn at least 4% annually on the Account Value you hold in the Fixed Separate Account. In addition, we may, in our sole discretion, declare current interest in excess of the guaranteed 4% minimum.

     Under the LIBOR crediting rate strategy, we will attempt to acquire securities that will result in a crediting rate that tracks the 12-month U.S. Dollar LIBOR rate as fixed by the British Banker's Association. Annual credits can be less than, equal to, or greater than the LIBOR rate, but never less than the guaranteed minimum rate of 4% per year. Under our current interest strategy we may use either the LIBOR rate or the portfolio crediting rate strategy. However, we reserve the right to change our interest strategy.

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     Under the portfolio crediting rate strategy, we select all investments and determine the crediting rate based on our expectation of investment experience of a portfolio of assets supporting this and other similar products as we may choose. If you choose the portfolio rate strategy, we may, at our sole discretion, declare current interest in excess of the 4% rate.

     Any rates we declare in excess of the 4% rate under either the general portfolio or the LIBOR-based crediting rate strategy may be changed or discontinued by us in our sole discretion, on a prospective basis, at anytime after they are declared and such change or discontinuance may be applied to any and all amounts previously and/or newly invested in or credited to the Fixed Separate Account.

     We cannot predict or guarantee future excess interest rates. We bear the full investment risk for Account Value allocated to the Fixed Separate Account. The interest credited to this account does not reflect the investment performance of the underlying assets.

10. Page 19 -In the section entitled "Repayment of Outstanding Debt", the second sentence is replaced with:

     If a payment is treated as a repayment of Outstanding Debt, we will apply any part of a payment that exceeds the amount of Outstanding Debt to the Account Value in the Variable Account and/or the Guaranteed Interest Account and the Fixed Separate Account. We will only deduct applicable taxes and sales charges from premium payments.

11. Page 19 -In the section entitled "Allocating Net Premiums", the first sentence is replaced with:

     You specify the percentage of your Net Premium we are to allocate to the Subaccounts, the Guaranteed Interest Account, and the Fixed Separate Account.

12.  Page 20 - The last sentence of the first paragraph is replaced with:

     Once the Right to Return Policy Period ends, we will allocate your initial premium plus interest credited, less any monthly deductions that my apply, among the Subaccounts, the Guaranteed Interest Account, or the Fixed Separate Account, according to your instructions.

13. Page 20 - In the section entitled "Account Value", the second sentence of the first paragraph is replaced with:

     It is the sum of the total amount held under the Policy in each Subaccount of the Variable Account, in the Guaranteed Interest Account, in the Fixed Separate Account, and in the Loan Account.

14. Page 20 - In the section entitled "Account Value", the second sentence of the second paragraph is replaced with:

     The Account Value will vary to reflect the performance of the Subaccounts to which you have allocated amounts and interest we credit on amounts in the Guaranteed Interest Account and the Fixed Separate Account and will also vary to reflect Outstanding Debt, charges for the monthly deductions, partial surrenders, and loan repayments.

15. Page 20 - In the section entitled "Subaccount Values", the second sentence of the second paragraph is replaced with:

     When you make allocations to a Subaccount, either by premium allocation, transfer of Account Value, transfer of loan interest from the General Account, transfer of loan interest from the Fixed Separate Account, or repayment of a loan, we credit your Policy with units in a Subaccount.

16. Page 21 - A new paragraph is inserted under the section entitled "Guaranteed Interest Account Value:"

     On any Valuation Date, the Account Value in the Fixed Separate Account is:

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      .  the accumulated value with interest on the Net Premiums allocated and amounts transferred to, the Fixed Separate Account before that Date; minus

      . withdrawals from the Fixed Separate Account before that Date for any partial surrender and its fee, any amounts transferred from the Fixed Separate Account and the transfer fee, if any, and any monthly deductions.

17. Page 21 - In the section entitled "Transfers", the first sentence of the first paragraph is replaced with:

    After we deem the Right to Return Policy Period to have ended, you may transfer Account Value in the Variable Account, the Guaranteed Interest Account, and the Fixed Separate Account among the Subaccounts, from the Subaccounts to the Guaranteed Interest Account or the Fixed Separate Account, or from the Guaranteed Interest Account or the Fixed Separate Account to the Subaccounts.

18. Page 21 - In the section entitled "Transfers", the third paragraph is replaced with:

    Transfers from the Variable Account to the Guaranteed Interest Account and the Fixed Separate Account will be effective on the Valuation Date we receive your request at our Operations Center.

19. Page 21 - In the section entitled "Transfers", the first sentence of the last paragraph is replaced with:

    You may make a transfer of Account Value from the Guaranteed Interest Account and the Fixed Separate Account to any of the Subaccounts once each policy year.

20. Page 21 - In the section entitled "Transfers", the last sentence of the last paragraph is replaced with:

    We may reject any part of a requested transfer from the Guaranteed Interest Account or the Fixed Separate Account if that part would exceed the greater of: (a) 25% of the Account Value held in the Guaranteed Interest Account or the Fixed Separate Account on the date the transfer would take effect; or
    (b) $5,000.

21. Page 22 - The first paragraph is replaced with:

    Currently there is no charge on transfers of Account Value between Subaccounts or between the Guaranteed Interest Account or the Fixed Separate Account and the Subaccounts. We reserve the right to charge up to a maximum of $25 for transfers. In addition, we reserve the right to impose other limitations on the number of transfers, the amount of transfers, and the amount remaining in the Guaranteed Interest Account, the Fixed Separate Account, or the Subaccounts after a transfer.

22. Page 22 - Insert the following paragraphs before the section entitled "Transfers By Third Parties."

    At any time during the first 24 months after the date of issue of the Policy, the entire amount of Account Value in the Subaccounts may be transferred to the Guaranteed Interest Account and/or the Fixed Separate Account. Election of this exchange transfer will change this Policy to a policy that is not dependent upon the investment results of a separate account. There will be no transfer charge for an exchange transfer and the Guaranteed Interest Account and/or the Fixed Separate Account limitation will be waived. On the date an exchange transfer takes effect, the premium allocations will be changed to the Guaranteed Interest Account and/or the Fixed Separate Account only.

    No transfers between the Guaranteed Interest Account and the Fixed Separate Account may be made after the end of the free transfer period of Account Value. Consult your Policy endorsement for more information on the free transfer period.

23. Page 30 - The first full paragraph is replaced with:

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    We will deduct the partial surrender (plus the applicable fee)
    proportionately from your Account Value in each Subaccount, the Guaranteed Interest Account, and the Fixed Separate Account.

24. Page 30 - In the section entitled "Loans", the first three sentences of the second paragraph are replaced with:

    To secure a loan, we transfer an amount equal to the loan proceeds from Account Value in the Variable Account and or the Guaranteed Interest Account or the Fixed Separate Account to our Loan Account. We will allocate the amount of the loan against the Guaranteed Interest Account, the Fixed Separate Account, and/or each Subaccount in the Variable Account in the same proportion that Account Value held in the Guaranteed Interest Account, the Fixed Separate Account, and or the Subaccount bears to total Account Value.

25. Page 30 - In the section entitled "Loans", the last sentence of the second paragraph is replaced with:

    If when you are repaying a loan the amount of your repayment exceeds your Outstanding Debt, we will allocate the excess to the Variable Account, the Guaranteed Interest Account, and the Fixed Separate Account pursuant to your most recent allocation instructions.

26. Page 30 - The last sentence of the last paragraph is replaced with:

    To secure this "new" loan, we will deduct amounts from the Account Value of each Subaccount, and/or the Guaranteed Interest Rate or the Fixed Separate Account in the same proportion that each bears to total Account Value on the Policy anniversary.

27. Page 31 - The second paragraph is replaced with:

    Upon each loan repayment, we will transfer an amount equal to the loan repayment from the Loan Account to the Variable Account, the Guaranteed Interest Account, and the Fixed Separate Account according to your current premium allocation instructions, unless you specify otherwise.

28. Page 31 - In the section entitled "Effect of Loans", the fourth sentence is replaced with:

    This amount is not affected by the Variable Account's investment performance or interest we credit on amounts allocated to the Guaranteed Interest Account or the Fixed Separate Account.

29. Page 32 - The last two sentences of the first paragraph is replaced with:

    We will allocate required premium payments made during the grace period among the Subaccounts and/or the Guaranteed Interest Account and the Fixed Separate Account according to your current Scheduled Premium allocation instructions. We will charge any monthly deduction due to the Subaccounts, the Guaranteed Interest Account, and the Fixed Separate Account on a proportional basis.

30. Page 32 - In the section entitled "Reinstatement", the last paragraph is replaced with:

    At the time of reinstatement, we will allocate Account Value minus, if applicable, Outstanding Debt among the Subaccounts, the Guaranteed Interest Account, and the Fixed Separate Account pursuant to your most recent Scheduled Premium allocation instructions.

31. Page 32 - In the section entitled "Payments", the last sentence of the first paragraph is replaced with:

    We will ordinarily pay Death Benefit, surrender, partial surrender, or loan proceeds allocated from the Subaccounts, and effect transfers among the Subaccounts or from the Variable Account to the Guaranteed Interest Account or Fixed Separate Account within seven days of receiving all the information required for processing a payment.

32. Page 33 - The first sentence of the first full paragraph is replaced with:

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    We may postpone for up to 6 months from the date we receive your request any partial surrender payments or loan payment that involves a determination of Account Value held in the Guaranteed Interest Account or the Fixed Separate Account.

33. Page 44 - Insert the following definition after Enhanced Cash Value :

    Fixed Separate Account - This account is a pool of assets held in a separate account established by the Company. This account is legally segregated from the Company's General Account and its assets are insulated from liabilities arising out of any business which the Company may conduct. The interest credited to this account is not dependent upon the investment performance of the underlying assets.

333-06071                                                14352 SL (Sup 12/15/03)
                                                         14470 SL (Sup 15/15/03)
                                                      14630 SL CD (Sup 12/15/03)

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                       Supplement Dated December 15, 2003
                                       To

                   Corporate Sponsored Variable Universal Life
                         MONY America Variable Account L

                       Statement of Additional Information
                                Dated May 1, 2003

                                       For

                 Flexible Premium Variable Life Insurance Policy

                                    Issued by
                     MONY Life Insurance Company of America

Effective December 15, 2003, this Supplement updates certain information contained in the Statement of Additional Information. Please read it and keep it with the Statement of Additional Information for future reference.

1. Page (5) - In the section entitled "Automatic Rebalancing", the last sentence of the first paragraph is replaced with:

     We will not rebalance allocations to the Guaranteed Interest Account or the Fixed Separate Account.

2. Page(11) - In the section entitled "Report to Policy Owners", the first sentence of the second paragraph is replaced with:

     In addition, the statement will indicate your allocation of Account Value among the Guaranteed Interest Account, the Fixed Separate Account, the Loan Account, and the Subaccounts, along with any other information required by law.

333-06071                                                14647 SL (Sup 12/15/03)